EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 27 to Registration Statement No. 2-57442 on Form N-1A of our report dated February 11, 2001 appearing in the Annual Report of The Municipal Fund Accumulation Program, Inc. for the year ended December 31, 2000, and to the reference to us under the captions “Financial Highlights” in the Prospectus and “Counsel and Auditor” in the Statement of Additional Information, which is incorporated by reference in the Prospectus, and both of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey April 19, 2001